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                                                                   EXHIBIT 10.21

                  AMENDMENT NO. 2 TO RESEARCH & DEVELOPMENT AND
                                LICENSE AGREEMENT

      This Amendment No. 2 to Research & Development and License Agreement is dated as of December 24, 1996 by and between Abbott Laboratories, an Illinois corporation having a principal place of business at 100 Abbott Park Road, Abbott Park, Illinois ("Abbott") and ArQule, Inc., a Delaware corporation having a principal place of business at 200 Boston Avenue, Suite 3600, Medford, Massachusetts ("ArQule").

                                    RECITALS

      WHEREAS, Abbott and ArQule have entered into that certain Research & Development and License Agreement, dated as of June 16, 1995, as amended by Amendment No. 1 on August 13, 1996 (as so amended, the "License Agreement"), pursuant to which ArQule agreed, inter alia, to provide Abbott with certain ArQule Core Compounds and Abbott Derivative Compounds (these and other capitalized terms used herein without definition shall have the respective meanings provided in the License Agreement) for screening in consideration of the payment by Abbott to ArQule of certain technology access license fees, milestone and royalty payments and research funding payments on the terms and subject to the conditions set forth in the License Agreement; and

      WHEREAS, ArQule and Abbott desire to further amend the License Agreement to extend the Research Term thereof and to provide for additional financial terms in connection therewith.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The License Agreement is hereby amended as follows:

      1.1. Section 2.4(b) of the License Agreement is hereby deleted in its entirety and replaced with the following:

            "(b)  Additional technology access fees of [
                                               ]* for each extension of the
                  Research Term by Abbott pursuant to Section 2.3; provided, that, the additional technology access fee for the Initial Contract Extension Period (as hereinafter defined) shall be a
                  total of [                                                ]*
                  payable in two equal installments of [
                                ]*,  with the first such installment payable on
                  or before [              ]* and the second such installment
                  payable on or before [             ]*; and"


*  Confidential information omitted and filed with the Commission.
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      1.2. A new Section 2.4(d) of the License Agreement is hereby added as follows:

            "(d)  Notwithstanding the fact that the Initial Contract Extension
                  Period lasts for [                ]*, Abbott's research and
                  development funding obligation for the entire Initial Contract Extension Period pursuant to Section 2.4(c) shall be a total
                  of [                ]*, payable in two installments of
                  [         ]* each as provided in Section 2.4(c)."

      1.3. The first sentence of Section 5.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:

            "During the Array Transfer Period, ArQule shall deliver to Abbott ArQule Core Compounds within ArQule Arrays as follows: (i) during the initial Contract Year, ArQule shall deliver to Abbott at least
            [                 ]* ArQule Core Compounds within ArQule Arrays
            having not less than [       ]* different Chemical Themes, (ii)
            during the second Contract Year, ArQule shall deliver to Abbott at
            least [        ]* ArQule Core Compounds within ArQule Arrays having
            not less than [      ]* different Chemical Themes (with a minimum of
            [        ]* ArQule Core Compounds and a maximum of [        ]*
            ArQule Core Compounds for each Chemical Theme) and (iii) during the period commencing on the first day of the third Contract Year
            and continuing until [          ]* (such period being referred to
            herein as the "Initial Contract Extension Period"), ArQule shall
            deliver to Abbott at least [        ]* ArQule Core Compounds
            within ArQule Arrays having not less than [            ]* different
            Chemical Themes (with a minimum of [      ]* ArQule Core Compounds
            and a maximum of [        ]* ArQule Core Compounds for each
            Chemical Theme)."

2. Miscellaneous

      2.1 Governing Law. This Amendment shall be governed in all respects by the laws of the State of Illinois without giving effect to principles of conflicts of law thereunder.

      2.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

      2.3 License Agreement. Except as specifically provided herein, the License Agreement as previously executed and amended by Amendment No. 1 shall remain in full force and effect.

      2.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

* Confidential information omitted and filed with the Commission.

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      IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 as of the date first above written.


                                       ABBOTT LABORATORIES



                                       By:   /s/ A. Pernet
                                          ---------------------------
                                       Name: A. Pernet
                                       Title: V.P. R&D



                                       ARQULE, INC.



                                       By: /s/ Eric B. Gordon
                                          ---------------------------
                                               Eric B. Gordon
                                               President

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